Exhibit 99.1
1 Unleashing the Potential of Immuno-Oncology Therapies May 25, 2023 © 2023 Xilio Therapeutics, Inc.

2 Forward-Looking Statements and Disclaimers This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding plans, timing and expectations related to: reporting data from the Phase 1 clinical trial for XTX101, Phase 1/2 clinical trial for XTX202 or Phase 1 clinical trial for XTX301; progressing Xilio’s research pipeline or programs; the potential benefits of any of Xilio’s current or future product candidates in treating patients; Xilio’s ability to fund its operating expenses and capital expenditure requirements with its existing cash and cash equivalents; and Xilio’s strategy, goals and anticipated financial performance, milestones, business plans and focus. The words “aim,” “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “seek,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this presentation are based on management’s current expectations and beliefs and are subject to a number of important risks, uncertainties and other factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation, including, without limitation, risks and uncertainties related to ongoing and planned research and development activities, including initiating, conducting or completing preclinical studies and clinical trials and the timing and results of such preclinical studies or clinical trials; the delay of any current or planned preclinical studies or clinical trials or the development of Xilio’s current or future product candidates; Xilio’s ability to obtain and maintain sufficient preclinical and clinical supply of current or future product candidates; or Xilio’s advancement of multiple early-stage programs. There can be no assurance that interim or preliminary preclinical or clinical data or results will be predictive of future preclinical or clinical data or results, including, without limitation, the preliminary intra-tumoral pharmacodynamic data reported for two patients treated with XTX202 who each had an optional on-treatment tumor biopsy; Xilio’s ability to successfully demonstrate the safety and efficacy of its product candidates and gain approval of its product candidates on a timely basis, if at all; results from preclinical studies or clinical trials for Xilio’s product candidates, which may not support further development of such product candidates; actions of regulatory agencies, which may affect the initiation, timing and progress of current or future clinical trials; Xilio’s ability to obtain, maintain and enforce patent and other intellectual property protection for current or future product candidates; Xilio’s ability to obtain and maintain sufficient cash resources to fund current or future operating expenses and capital expenditure requirements; and the impact of international trade policies on Xilio’s business, including U.S. and China trade policies. These and other risks and uncertainties are described in greater detail in the section entitled “Risk Factors” in Xilio’s filings with the U.S. Securities and Exchange Commission (SEC), including Xilio’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, as well as other subsequent filings that Xilio has made or may make with the SEC in the future. Any forward-looking statements contained in this presentation represent Xilio’s views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. Except as required by law, Xilio explicitly disclaims any obligation to update any forward-looking statements. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and Xilio’s own internal estimates and research. While Xilio believes these third-party studies, publications, surveys and other data to be reliable as of the date of this presentation, Xilio has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of our internal estimates or research and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research. This presentation contains trademarks, trade names and service marks of other companies, which are the property of their respective owners.

3 Deep Expertise to Build a Transformational Immuno-Oncology Company Proven Track Record in Biotech and Pharma Developing Novel Therapies • Collectively contributed to >25 NDAs, sNDAs and BLAs supporting 15 approved, marketed therapies • Directly contributed to approved oncology therapies: pembrolizumab, dostarlimab, niraparib, docetaxel, trastuzumab, alpelisib and capmatinib René Russo, Pharm. D. Chief Executive Officer, Director Martin Huber, M.D. President and Head of R&D Uli Bialucha, Ph.D. Chief Scientific Officer Stacey Davis Chief Business Officer Chris Frankenfield Chief Legal and Administrative Officer BLA: biologics license application; NDA: new drug application; sNDA: supplemental new drug application

4 • Immuno-oncology (IO) therapies have transformed the treatment landscape and long-term outlook for some patients with advanced cancer • Treatment potential for some of the most exciting IO targets has been impeded by dose-limiting systemic toxicity Immuno-Oncology Therapy has Curative Potential but is Often Limited by Systemic Toxicity The Critical Challenge: Maximizing Efficacy While Improving Tolerability Xilio (ex-il-ee-oh) believes the next revolution in IO cancer therapies will trick tumors into activating their own treatments, while simultaneously sparing healthy tissues and cells Patient Portrayal

5 Xilio’s Novel Tumor-Activated Molecules are Designed to Overcome the Limitations of Systemically Active Treatments • Harness and focus the power of the immune system to fight cancer • Novel design to outsmart tumors — using tumor growth activity against itself - Tumor proteases activate a switch in molecules to unleash active agent inside tumor microenvironment (TME) • Each molecule custom-designed using our proprietary geographically precise solutions (GPS) platform for tumor-selectivity with a masking domain that is designed to prevent interaction with healthy tissue and cells - Molecules are activated by tumor’s dysregulated matrix metalloproteases (MMPs) Cleavage Site Half-Life Extension Domain Effector Domain Masking Domain

6 Xilio’s Molecules are Designed to be Selectively Activated in the TME by MMPs MMP-based activation in vitro High activation efficiency across human solid tumors ex vivo Tumor-specific activation in vivo In vitro recombinant MMP kinetic cleavage assay Tumor Plasma Spleen Liver KidneyLung 0 2 4 6 Fold Dif erence in % Active Drug in Tumor or Normal Tissues vs Plasma (Avg) Tumor-specific activation Left panel: Time-course of XTX301 activation by recombinant human MMPs. Middle panel: Mice bearing MC38 syngeneic colorectal carcinoma tumors were dosed with mXTX301 (murine surrogate for XTX301), and the percent activated molecule was measured 72h post dose in tumor, plasma, spleen, liver, kidney and lung. Average % active molecule in plasma was set to 1 and fold difference in average % active drug in tumor or normal tissues vs plasma is shown. Right panel: Activation of XTX101, XTX202 or XTX301 assessed in tumor biopsies ex vivo. + MMPs no MMP 0 50 10 150 20 250 0 20 40 60 80 100 Time (min) Product (%) MMP1 MMP2 MMP7 MMP8 MMP9 MMP10 MMP14 (-) MMP Tumor Type Confirmed High Activation Efficiency (<24 hours) XTX101 (anti-CTLA-4) XTX202 (IL-2) XTX301 (IL-12) Colon H&N Prostate RCC Lung Melanoma Plasma Demonstrated in >400 patient specimens

7 Program Initial Tumor Types Mechanism of Action Discovery IND-Enabling Phase 1 Phase 2 Phase 3 Antibody Program XTX101 (1) Advanced Solid Tumors Anti-CTLA-4 Cytokine Programs XTX202 (2) Advanced RCC and Melanoma IL-2 XTX301 (3) Advanced Solid Tumors IL-12 Multifunctional Program Multifunctional Advanced Solid Tumors PD-1/IL-2 Building a Pipeline of Novel Tumor-Activated Immuno-Oncology Therapies 1. Initially plan to evaluate XTX101 as a monotherapy for the treatment of advanced solid tumors. Plan to explore opportunities for strategic collaborations to advance XTX101 with a partner beyond the current Phase 1 monotherapy cohorts (Part 1A / Part 1B), including in combination with a PD-(L)1 for the treatment of MSS CRC. 2. Initially plan to evaluate XTX202 as a monotherapy in patients with unresectable or metastatic melanoma and metastatic RCC prior to evaluating XTX202 in combination with an anti-PD-1/PD-L1 for the treatment of patients with non-small cell lung cancer (NSCLC) or potential expansion into additional cancer indications as a monotherapy or combination therapy. 3. Initially plan to evaluate XTX301 as a monotherapy for the treatment of advanced solid tumors. CRC: colorectal cancer; MSS: microsatellite stable; PD: pharmacodynamic; PK: pharmacokinetic; RCC: renal cell carcinoma.

8 CTLA-4 Evolving Paradigm and Opportunity for a Tumor-Activated Anti-CTLA-4

9 Ipilimumab Data Demonstrated Transformative Potential of High Dose Anti-CTLA-4 Trial conducted by Bristol Myers Squibb. Ascierto et al., J Immunother Cancer (2020); Larkin et al., N Engl J Med (2015); Wolchok et al., Lancet (2010); Hamid et al., J Transl Med (2011); Lebbe et al., J Clin Oncol (2019); Weber et al., J Clin Oncol (2012). AE: adverse event; irAE: immune-related adverse event; OS: overall survival. Ipilimumab (10 mg/kg; USPI N=471) irAE All Grades G3+ Gastrointestinal 31% (up to 39% in Phase 2) 16% Endocrine 28% 9% Skin 25% (up to 47% in Phase 2) 4% Liver 15% 11% Infusion Related 3% Dose (mg/kg) Median OS Grade 3/4 irAEs Discontinuations Comments 3 11.5 Months 14% 19% • Standard approved dose 10 15.7 Months 30% 31% • Increased OS indicates greater efficacy • Increased irAEs indicate greater toxicity Time (weeks) Toxicity Grade High-Dose Ipilimumab Improved Efficacy, But Limited by Toxicity Improved efficacy seen with 10 mg/kg dose, but greater toxicity limits clinical use to 3 mg/kg dose Ipilimumab dose further reduced in combination with PD-(L)1, typically to 1 mg/kg 3-fold increase in therapeutic index has significant potential for transformational outcome 3x Average time to onset of AEs associated with Ipilimumab

10 CTLA-4’s Changing Paradigm: Fc Enhancement to Drive ADCC and High Dose Improves Outcomes 1. Bullock AJ, Grossman JE, Fakih MG, et al: ESMO World Congress on Gastrointestinal Cancer 2022. Abstract LBA-09. Presented June 29, 2022. 2. Phase 1 data reported by Agenus Inc. on January 21, 2023 at ASCO GI Symposium for botensilimab (AGEN1181) in combination with a balstilimab in MSS CRC patients previously treated with chemotherapy and/or with immunotherapy-resistant tumors. 3. Trials conducted by AstraZeneca Pharmaceuticals. Kelley et al., J. Clin. Oncol., 2021; Abou-Alfa et al., J. Clin. Oncol., 2022; Kudo M., Liver Cancer, 2022. Illustration adapted from PDB entry 5TRU; original structure published: Ramagopal et al., Proc Natl Acad Sci 2017 ADCC: antibody-dependent cell-mediated cytotoxicity; ORR: objective response rate; TRAE: treatment-related adverse event; TREG: regulatory T cells; Q4W: once every four weeks. Fc enhancement to achieve TREG depletion • Historically, IO agents have reported 0-5% response rates in MSS CRC (cold tumor): (1) - PD-1 monotherapy: ORR 0% (n=150) - Ipilimumab + nivolumab: ORR 5% (n=20) • Phase 1 data for an Fc-enhanced anti-CTLA-4 in combination with a PD-1 in patients with MSS CRC: (2) - ORR: 23% (n=70) - Phase 1 safety data included any TRAE: Grade 3 (40%) and Grade 4 (3%) CTLA-4 Ipilimumab High Dose CTLA-4 Improved Outcomes • Single high dose (300 mg x1) administration of tremelimumab in combination with an anti-PD-L1 resulted in improved efficacy compared to multiple low doses (75 mg x4 Q4W) (3)

11 XTX101 Tumor-Activated Anti-CTLA-4

12 Inactive State Active State topspin MMP Activation Masking Domain Variable Domain Variable Domain Masking Domain Cleavage Sites ADCC-enhanced Fc ADCC-enhanced Fc Variable Domain Variable Domain Activated XTX101 designed to: • bind and block CTLA-4 checkpoint • drive potent ADCC against TREGs that highly express CTLA-4 XTX101: Tumor-Activated, High Affinity Binding and Fc-Enhanced Anti-CTLA-4

13 XTX101 Preclinical Profile Differentiated from Ipilimumab (10x potency, TREG depletion, safety) and AGEN1181 (safety) XTX101 is 10-fold more potent than ipilimumab(1) in in vivo studies 1. Ipilimumab analog comprising a monoclonal antibody of identical amino acid sequence to ipilimumab that was produced at Xilio for research purposes. CR: complete regression. Left panel: MB49 cells were inoculated subcutaneously into C57BL/6-huCTLA-4 mice. When tumors reached approximately 150 mm3, mice received a single IV dose at the doses indicated in the figure. A two-way ANOVA with Bonferonni’s multiple comparisons post-test was performed to determine the statistical significance of treatment vs. isotype on Day 16 (ns: not significant;*P<0.05; **P<0.01; ***P<0.001;****P<0.0001). Middle panel: MB49 cells were inoculated subcutaneously into C57BL/6-huCTLA4 mice. Mice were dosed 3 mg/kg single-dose i.v. A one-way ANOVA with Bonferroni’s multiple comparisons post-test was performed to determine the statistical significance of treatment vs. isotype control IgG (*P<0.05). Right panel: ADCC experiment utilized reporter gene assay with human FcγRIIIa F158 (low affinity) variant. T cell activation measured in SEB (Staphylococcal enterotoxin b superantigen) assay with test articles at 100 nM concentration. XTX101 increased intra-tumoral CD8 T cells and depleted TREGs, while ipilimumab(1) did not XTX101 exhibited enhanced ADCC and T cell activation vs ipilimumab (1) and in line with AGEN1181 XTX101 Ipilimumab(1) CRs at 0.3 mg/kg 3 mg/kg needed for CRs IgG Control Ipilimumab* XTX101 0 5 10 15 20 CD8 + T Cells in TME (% CD45 + live cells) * IgG Control Ipilimumab* XTX101 0 5 10 15 20 25 30 Foxp3 +CD25 + in TME (% CD4 + live cells) * Tumor CD8 T cells Tumor TREGs IgG Control 0.3 mg/kg XTX101 1.0 mg/kg XTX101 IgG Control 0.3 mg/kg Ipilimumab* 1.0 mg/kg Ipilimumab* 3.0 mg/kg Ipilimumab* 0.1 1 10 100 1000 10000 100000 0 5000 10000 15000 Concentration (ng/mL) Relative Light Units Ipilimumab* Non-masked XTX101 AGEN1181 IgG Control IgG Non-masked XTX101 AGEN1181 Ipilimumab* 0 5000 10000 15000 20000 25000 IL-2 (pg/mL) T cell activation (IL-2 secretion) ADCC activity

14 Preliminary Phase 1 Clinical Trial Data for XTX101

15 25 Patients Enrolled in Phase 1 Trial (Parts 1A and 1B) for XTX101 with a Wide Range of Advanced and Treatment Refractory Solid Tumors Data cutoff date: May 2, 2023 1. Eligible histology includes, but is not limited to, the following: melanoma, squamous cell skin cancer, NSCLC, head and neck squamous cell carcinoma, esophageal squamous cell carcinoma, RCC, urothelial carcinoma, MSS instability-high/mismatch repair deficient colorectal or endometrial cancer, cervical cancer, TNBC and mesothelioma. ECOG PS: ECOG performance status; Q6W: once every six weeks; TNBC: triple-negative breast cancer Part 1B Monotherapy Expansion PD (1) (n=5 dosed) Part 1A Monotherapy Dose-Escalation Advanced Solid Tumors (n=20 dosed) Current dose level: 150 mg Q6W Enrollment Completed Ongoing Patient Characteristics Total Dosed (N=25) Demographics Age, median (range) 67 (49, 80) Female 15 (60%) ECOG PS 0 6 (24%) ECOG PS 1 19 (76%) Prior lines of anti-cancer treatment Median 4 (1-12) 1 2 (8%) 2 4 (16%) 3 5 (20%) 4 6 (24%) 5 3 (12%) 6 and more 5 (20%) Prior treatment with IO ≥1 11 (44%) Tumor Types Total Dosed (N=25) Colorectal 5 NSCLC 4 Pancreatic 3 Squamous cell skin 2 Breast 2 Uterine 2 Melanoma 1 Cervical 1 Prostate 1 Gastric 1 Fallopian tube cancer 1 Leiomyosarcoma 1 Merkel cell carcinoma 1 Treatment Status Total Dosed (N=25) Continuing on Treatment 3 Discontinued Treatment 22 Progressive Disease 12 Adverse Events 4 Investigator Decision 2 Consent Withdrawal (Hospice) 2 Death Due to Progressive Disease 1 Other 1 XTX101 Phase 1 Trial Design

16 XTX101 Administered at 150 mg Q6W Identified as the RP2D in Part 1A Data cutoff date: May 2, 2023 AUC: area under the curve; Cmax: maximum concentration; DL: dose level; DLT: dose-limiting toxicity; Q3W: once every three weeks; RP2D: recommended Phase 2 dose. DL5: 150 mg Q6W N=5 DL1: 7 mg Q3W N=2 No DLT DL2: 20 mg Q3W N=1 No DLT DL3: 60 mg Q3W N=6 N=1 Grade 3 Colitis N=2 Grade 3 Colitis DL4: 180 mg Q3W N=6 Target Dose 3X Target Dose RP2D DL5 designed to optimize Cmax from DL4 while maintaining the AUC of DL3

17 XTX101 Administered at 150 mg Q6W Dose Provided a 2-fold Higher Cmax Compared to Ipilimumab at 10 mg/kg (Adjusted for 10x Higher Potency) 1. FDA Center for Drug Evaluation and Research, Clinical Pharmacology and Biopharmaceutics Review of ipilimumab. https://www.accessdata.fda.gov/drugsatfda_docs/nda/2011/125377Orig1s000ClinPharmR.pdf. Accessed May 18, 2023. 2. Cleaved concentration calculated on cycle 1, day 7. Results do not represent a head-to-head trial for ipilimumab and XTX101. Data reported as of December 22, 2022 for XTX101. Dose Level Total AUC0-504 (hr*ug/mL) Cleaved AUC0-504 (hr*ug/mL) Total Cmax (ug/mL) Cleaved at C1D7 (2) (ug/mL) Ipilimumab (1) 0.3 mg/kg 806 7.3 3 mg/kg 8114 76.1 10 mg/kg 26359 248.6 XTX101 7 mg 478 ±312 25.9 3.21 ±2.1 0.16 ±0.11 20 mg 666 80.7 5.16 0.22 60 mg 2370 ±978 297 ±77 17.2 ±9.3 0.64 ±0.29 150 mg 7390 ±1290 1020 51.4 ±5.4 2.49 ±0.42 180 mg 6290 ±1280 712 ±245 45.2 ±13.2 1.84 ±0.78 248.6 514.0 Cmax Comparison (Potency Adjusted) XTX101 Percent Cleaved by AUC0-504 (µg/ml±SD) • All patients at all dose levels (7-180 mg, n=18): 11.5±2.3 • Patients at RP2D (150 mg, n=3): 11.8±0.8

18 XTX101 Administered at 150 mg Q6W Identified as Optimal Dose / Schedule AE Category / Term All TRAEs with ≥10% incidence in any category All Patients at Q3W (7-180 mg) (n=18) 180 mg Q3W (n=6) RP2D 150 mg Q6W (n=7) Any Grade 3 Any Grade 3 Any Grade 3 Diarrhea or Colitis 7 (39%) 4 (22%) 2 (33%) 2 (33%) 1 (14%) 1 (14%) Diarrhea 5 (28%) 1 (6.0) 2 (33%) 0 1 (14%) 1 (14%)(1) Colitis 5 (28%) 4 (22.0) 2 (33%) 2 (33%) 0 0 Nausea 3 (17%) 0 2 (33%) 0 0 0 Vomiting 3 (17%) 0 2 (33%) 0 0 0 Abdominal pain 2 (11%) 0 1 (17%) 0 0 0 Infusion related reaction (2) 5 (28%) 3 (17%) 3 (50%) 2 (33%) 0 0 Fatigue 1 (6%) 0 1 (17%) 0 1 (14%) 0 Pyrexia 1 (6%) 0 1 (17%) 0 0 0 Decreased appetite 1 (6%) 0 1 (17%) 0 1 (14%) 0 Urticaria 1 (6%) 0 1 (17%) 0 0 0 Dizziness 1 (6%) 0 1 (17%) 0 0 0 Dysgeusia 1 (6%) 0 1 (17%) 0 0 0 Dose reduction due to AE 2 2 1 Treatment discontinuation due to TRAE (3) 4 3 0 No Grade 4 or 5 AEs observed at any dose level Data cutoff date: May 2, 2023. Data consists of 25 patients across all dose levels, including 20 patients dosed in Part 1A and 5 patients dosed in Part 1B. 1. Grade 3 diarrhea with onset 10 weeks after the start of therapy (after 2 doses), resolved within 5 days without steroid use, patient tolerated 2 additional XTX101 doses after dose reduction (to 75 mg Q6W) without any symptom recurrence 2. Infusion related reactions associated with antidrug antibodies (ADA). 3. All treatment discontinuations were due to TRAE for an infusion reaction.

19 Clinical Case Tumor-Selective Activation in a NSCLC Patient Dosed with XTX101 Administered at 150 mg Q6W

20 XTX101 Anti-Tumor Activity in a Patient with PD-L1 Negative NSCLC with Hepatic Metastases • Patient: 66 year-old, female • Diagnosis: Stage 4 NSCLC, PD-L1 negative • Previous Treatment: 1 line of chemotherapy - 4 cycles of paclitaxel and carboplatin - Complete response (CR) - Progressed (four months after CR) • Enrolled in XTX101 trial: Cycle 1 in November 2022 • Dose Level: 150 mg Q6W • Treatment to date: 5 cycles of XTX101 administered (continuing on treatment) • Related AE: Only Grade 1 fatigue Data cutoff date: May 2, 2023 Primary: Lung (NSCLC) Secondary: Liver (Metastatic)

21 Primary Lung Lesion Decreased in Size and Developed Cavitation on XTX101 Monotherapy Baseline After 9 Weeks of XTX101 After 18 Weeks of XTX101

22 Hepatic Metastases Resolved on XTX101 Monotherapy After 9 weeks of XTX101 Baseline After 18 weeks of XTX101

23 XTX101 Tumor-Selective Activity Demonstrated by Minimal Peripheral PD in the Patient with PD-L1 Negative NSCLC and a Confirmed PR Data cutoff date: May 2, 2023. PR confirmed after the data cutoff date on May 17, 2023. PR: partial response; RECIST: Response Evaluation Criteria in Solid Tumors PR initially observed at Week 9, confirmed at Week 27 (per RECIST v1.1) Minimal changes in peripheral CD8, CD4 and TREG comparing pre- and on-treatment Lack of peripheral PD supportive of effective masking and tumor-selective activation Fold Change from Baseline in Peripheral PD Markers of Anti-CTLA-4 activity Pretreatment On-treatment 0 10 20 30 %CD8 %CD8 (Frequency of Lymphocytes) Pretreatment On-treatment 0 20 40 60 %CD4 %CD4 (Frequency of Lymphocytes) Pretreatment On-treatment 0 2 4 6 %CD8+Ki67+ %CD8+Ki67+ Pretreatment On-treatment 0 1 2 3 4 5 %CD4+Ki67+ %CD4+Ki67+ Pretreatment On-treatment 0 2 4 6 %Treg %Treg (Frequency of CD4) Pretreatment On-treatment 0 1 2 3 4 5 Fold change in %CD8 Pretreatment On-treatment 0 1 2 3 4 5 Fold change in %CD4 Pretreatment On-treatment 0 1 2 3 4 5 Fold change in %CD8+Ki67+ Pretreatment On-treatment 0 1 2 3 4 5 Fold change in %CD4+Ki67+ Pretreatment On-treatment 0 1 2 3 4 5 Fold change in %Treg Absolute percentage Fold change Pre-treatment = baseline, On-treatment = C4D7 Pretreatment = baseline On-treatment = cycle 4, day 7

24 XTX101 Differentiated Clinical Profile Supports Continued Development in Combination With a PD-(L)1 • RP2D defined at 150 mg Q6W with differentiated safety profile - N=1 reversible Grade 3 GI toxicity after 2 doses at RP2D - No immune-related endocrine or skin toxicity - No infusion reactions • Preliminary PK analyses demonstrated dose-proportional drug exposure and limited active (unmasked) molecule in the periphery • 150 mg dose provided a 2-fold higher Cmax (adjusted for 10x higher potency) compared to ipilimumab 10 mg/kg • Monotherapy confirmed partial response in a patient with PD-L1 negative NSCLC reported at 150 mg Q6W with resolution of hepatic metastases (1) - Tumor-selective activation for XTX101 demonstrated by minimal peripheral PD in this patient Data cutoff date: May 2, 2023. PR confirmed after the data cutoff date on May 17, 2023. 1. Tumor response was assessed by RECIST version 1.1.

25 Clinical Development Plan for XTX101 Data cutoff date: May 2, 2023 1. Eligible histology includes, but is not limited to, the following: melanoma, squamous cell skin cancer, NSCLC, head and neck squamous cell carcinoma, esophageal squamous cell carcinoma, RCC, urothelial carcinoma, MSS instability-high/mismatch repair deficient colorectal or endometrial cancer, cervical cancer, TNBC and mesothelioma. Part 1B Monotherapy Expansion PD (1) (n=5 dosed) Part 1A Monotherapy Dose-Escalation Advanced Solid Tumors (n=20 dosed) Current dose level: 150 mg Q6W Enrollment Completed Ongoing Part 1C PD-(L)1 Combination Dose Escalation Phase 2 PD-(L)1 Combination in MSS CRC Indicates potential future cohort or trial Plan to explore opportunities for strategic collaborations to advance XTX101 with a partner beyond the current Phase 1 monotherapy cohorts (Part 1A / Part 1B), including in combination with a PD-(L)1 for the treatment of MSS CRC

26 XTX202 Tumor-Activated, Beta-Gamma IL-2

27 High-Dose IL-2 has Curative Potential but is Limited by High Systemic Toxicity High-dose IL-2 resulted in PFS >10 years, mostly in patients who achieved a CR Data represents all patients that received high dose IL-2 (no control group). NR: no response; PFS: progression free survival. High-Dose IL-2 • Deep and durable responses • CRs in Melanoma and RCC • High systemic toxicity Low-Dose IL-2 • Tolerable but immunosuppressive The critical challenge in the development of IL-2 therapies is to maximize efficacy while improving patient tolerability

28 XTX202: Tumor-Activated, Beta-Gamma IL-2 Designed to Overcome the Limitations of Systemically Active Molecules Cleavage Site Half-Life Extension Domain Effector Domain Masking Domain Half-Life Extension Domain Effector Domain MMP Activation Inactive State Active State Activated XTX202: • Beta-gamma IL-2 effector domain designed to minimize TREG activation

29 XTX202 Demonstrated Improved Therapeutic Index In Vivo Compared to Aldesleukin and Non-Masked Control Tumor Growth Inhibition at Day 5 Well-tolerated in NHP with no signs of VLS Left panel: XTX202 dose at 2 mg/kg every other day; non-masked control dose at 0.4 mg/kg every other day; aldesleukin dose at 3 mg/kg twice daily. Data presented by O’Neill et al., ASCO 2021. Right panel: NHPs administered a single intravenous infusion: non-masked control at 0.73 mg/kg and a masked analog of XTX202 (single amino acid change from XTX202) at equimolar dose of 1.0 mg/kg. A repeated measurement two-way ANOVA with Bonferroni’s multiple comparison correction was performed to determine the statistical significance of treatment versus vehicle (*P<0.05; **P<0.01; ***P<0.001; ****P<0.0001). NHP: non-human primate; VLS: vascular leak syndrome. Vehicle Non-masked control XTX202 Albumin

30 XTX202 Demonstrated TIL Expansion (CD8+ Effector T Cells and NK) and Anti-Tumor Activity Without Significant TREG Stimulation In Vivo MC38 tumor-bearing mice were treated with either vehicle, aldesleukin (3 mg/kg BID) or XTX202 10mg/kg QDx5. Tumor volume was recorded at day 5 post first dose and tumor infiltrating immune cells were phenotyped and enumerated using flow cytometry. One-way ANOVA was performed to determine statistical significance. *p<0.05; **p<0.001. NK: natural killer; TIL: tumor infiltrating lymphocytes. Tumor Volume (mm3 ) Day 5 Tumor CD8+ T Cells Tumor NK Cells Tumor Regulatory T Cells XTX202 and aldesleukin featured comparable anti-tumor activity XTX202 and aldesleukin treatment increased CD8+ T cells in tumors XTX202 and aldesleukin treatment increased NK cells in tumors Aldesleukin increased TREGs in tumors while XTX202 had minimal effects 3.3-fold change

31 Enhancement of In Vivo Activity and Evidence of Memory Response for XTX202 in Combination with Anti-PD-1 Anti-tumor activity of XTX202 as a single agent and in combination with anti-mPD-1 was evaluated in hFcRn Tg32 transgenic mice bearing the murine MB49 bladder carcinoma model. The combination of XTX202 with anti-mPD-1 further improved anti-tumor activity with TGI 92% on Day 13 (Data presented as mean ±SEM, two-way ANOVA followed by post hoc Dunnett’s test, *P < 0.05; **P < 0.005). The treatment with XTX202 alone or in combination with anti-mPD-1 improved animal survival from 19 days to 27.5 and 38 days, respectively (Geham-Breslow-Wilcoxon test, **P < 0.01). A mouse with complete regression of MB49 tumor after combination therapy with XTX202 and anti-mPD-1 was resistant to tumor rechallenge with autologous MB49 tumor implanted on the opposite flank. mAb: monoclonal antibody; TGI: tumor growth inhibition. Enhanced in vivo activity observed with combination of XTX202 and anti-PD-1 mAb XTX202 combination with anti-PD-1 induced complete responses in subset of animals Complete responders rejected tumors upon rechallenge, indicating evidence of memory response 0 20 40 60 80 100 0 50 100 Days post-treatment start Probability of Survival Rechallenge ** 0 5 10 15 20 0 500 1000 1500 Days post-treatment start Tumor volume (mm³ + SEM) Naive XTX202 2mg/kg + Anti-mPD-1 0 5 10 15 20 0 500 1000 1500 Days post-treatment start Tumor volume (mm³ + SEM) Vehicle XTX202 2mg/kg Anti-mPD-1 10mg/kg XTX202 2mg/kg + Anti-mPD-1 * ** * TGI (D13) 48% TGI(D13) 69% TGI (D13) 92% Data Presented at Society for Immunotherapy of Cancer (SITC) in November 2022 TGI (D13) 48% TGI (D13) 69% TGI (D13) 92%

32 Clinical Development Plan for XTX202 Current dose level: 2.8 mg/kg Part 2A Monotherapy Expansion RCC Cohort Part 1A Monotherapy Dose Escalation Advanced Solid Tumors Part 2B Monotherapy Expansion Melanoma Cohort Part 2C PD-1 Combination Dose Escalation Part 1B Monotherapy PD Cohort “Hot Tumors” Monotherapy Expansion Potential pivotal trial in RCC and/or melanoma Dose level: 1.4 mg/kg Potential to Explore Additional Phase 2 Trials for XTX202 in Combination with an anti-PD-(L)1: Melanoma, RCC, Lung Cancer Indicates potential future cohort or trial

33 XTX202 Has Achieved Dose Levels Beyond High-Dose IL-2 High-Dose IL-2 and IL-2 Clinical Molecules (doses in mg/kg) 1.036 0.006 0.024 0.030 0.090 0.364 1.400 Aldesleukin Bempegaldesleukin THOR707 Nemvaleukin MDNA11 ANV419 XTX202 Systemically Active Sytemically Active Systemically Active Systemically Active Systemically Active Systemically Active Tumor-Activated Clinigen Nektar Sanofi Alkermes Medicenna Anaveon Xilio Approved Negative Phase 3 DO RP2D DE DE DE + Phase 2 DE + P2 XTX202 currently being evaluated in Phase 2 (monotherapy) in RCC and melanoma with Phase 1A / 1B ongoing (monotherapy dose escalation / expansion) Aldesleukin at the approved dose is associated with severe systemic toxicity Aldesleukin dose if full indicated administration completed (0.037mg/kg*14 over 5 days + 9 days rest + 0.037 mg/kg*14 over 5 days). In preclinical studies, XTX202 at a total dose of 20 mg/kg had similar activity for tumor growth inhibition and PD to aldesleukin at a total dose of 24 mg/kg. DO: dose optimization; DE: dose escalation.

34 No Peripheral Lymphocytosis Observed with XTX202 in Patients at the 1 mg/kg Dose Level Aldesleukin (1) hr IL-2 First Generation Bempegaldesleukin (2) NKTR-214 Second Generation Nemvaleukin Alfa (3) ALKS-4230 Second Generation Tumor-Activated XTX202 Third Generation XTX202: Decrease in ALC count observed on day 2; magnitude of increase in ALC on day 7 lower than what has been reported for aldesleukin and bempeg 1. Mojgan Ahmadzadeh, Steven A. Rosenberg 2006 DOI: 10.1182/blood-2005-06-2399. 2. ASCO 2017, Abstract #2545. 3. ASCO 2022, Abstract # 2500. Results do not represent a head-to-head trial for 3rd party products and XTX101. Peripheral lymphocytosis is a PD marker of IL-2 biology. hr: human recombinant; ALC: absolute lymphocyte count Dose: 3 daily doses of high-dose IL-2 (720K IU/kg for 9 doses) Dose: 0.006 mg/kg Dose: 0.006 mg/kg (RP2D) IV x 5D Q3W Dose: 1 mg/kg Q3W Cell Types Immune cell expansion 2000 1500 1000 500 0 Absolute count (cells/µl blood) 0 10 20 30 40 Day

35 XTX202 Clinical Patient Data: Tumor-Selective Increases in CD8+ Effector T Cells Observed in Melanoma Patient Tumor Sample at Dose Level 2 Patient had an optional on-treatment tumor biopsy and was one of the only two patients treated with XTX202 for whom a tumor biopsy analysis was available as of March 1, 2023. CD8+ T cells assessed by flow cytometry for peripheral blood and IHC for tumor. Relative fold-change in %CD8+ cells in tumor takes into account increase in stromal TILs and CD8+ count by IHC. IHC: immunohistochemistry • 51 year-old male patient with melanoma • Treated with XTX202 at 0.38 mg/kg Q3W in Part 1A • Prior treatment included IO and other systemic agents • No signs or symptoms of VLS • Biopsy obtained prior to treatment and prior to cycle 3 (6 weeks after cycle 1, day 1) Patient #1: Change in CD8+ T cells on-treatment vs pre-treatment Patient #1 (Dose Level 2) Pre-treatment On-treatment Peripheral Blood Tumor 3.3-fold Increase

36 XTX202 Clinical Patient Data: Tumor-Selective Increases in CD8+ Effector T Cells Observed in RCC Patient Tumor Sample at Dose Level 3 Patient had an optional on-treatment tumor biopsy and was one of the only two patients treated with XTX202 for whom a tumor biopsy analysis was available as of March 1, 2023. CD8+ T cells assessed by FACS for peripheral blood and IHC for tumor. Relative fold-change in %CD8+ cells in tumor takes into account increase in stromal TILs and CD8+ count by IHC. • 75 year-old male patient with RCC • Treated with XTX202 at 0.53 mg/kg Q3W in Part 1A • Prior treatment included IO and other systemic agents • No signs or symptoms of VLS • Biopsy obtained prior to treatment and on cycle 2 day 20 (5 weeks after cycle 1, day 1) Patient #2 (Dose Level 3) Patient #2: Change in CD8+ Effector T cells post-treatment vs pre-treatment Pre-treatment On-treatment Peripheral Blood Tumor 7-fold Increase

37 XTX202 Clinical Patient Data: Tumor-Selective Increases in CD8+ Effector T Cells Observed in Two Patients Following Treatment at Dose Levels 2 and 3 Patient #1: Melanoma patient treated with XTX202 at 0.38 mg/kg Q3W (dose level 2) Patient #2: RCC patient treated with XTX202 at 0.53 mg/kg Q3W (dose level 3) Patients had an optional on-treatment tumor biopsy and were the only two patients treated with XTX202 for whom a tumor biopsy analysis was available as of March 1, 2023. CD8+ T cells assessed by FACS for peripheral blood and IHC for tumor. Relative fold-change in CD8+ cells in tumor takes into account increase in stromal TILs and CD8+ IHC (%TIL post-treatment x %cCD8+ post-treatment over (%TIL pre-treatment x %CD8+ pre-treatment). Relative Fold-Change in CD8+ T cells Compared to Pre-Treatment 0 2 4 6 8 Relative fold change in CD8+ T cells Relative Fold-Change in CD8+ T cells Compared to Pre-Treatment Relative fold change in CD8+ T cells 0 2 4 6 8 7-fold Increase 3.3-fold Increase

38 In Patients Treated with Intralesional Injection of Aldesleukin, CRs Associated with Increase in CD8+ T Cells: 4-fold (Gene Expression) and 10-fold (IHC) Pourmaleki et al., Cancer Immunology Research, 2022. Left image: Illustration adapted from same publication using BioRender. Right image: Differential Gene Expression data were obtained from Pourmaleki et al., Cancer Immunology Research, 2022. Volcano plots show significance of each gene (-log10[ p-value], y-axis) plotted against the corresponding gene expression fold change (x-axis, log-scale). Each point is a gene and colors indicate genes that were significantly upregulated (red) or downregulated (blue). Genes encoding for CD8 (CD8A, CD8B) were annotated on the plot (darker points). Differentially expressed genes Differentially Expressed Genes in CR vs. Untreated Lesions 9/18 (50%) of injected lesions with CR Metastatic Melanoma IL-2 Injection Surgical Excision Profiling Untreated Complete Response (CR) Non-CR

39 XTX202 Clinical Trial Progress • Administered as an outpatient regimen • PK supports once every three-week dosing schedule • Surpassed target dose range of 1 mg/kg (dose level four) in Phase 1 monotherapy dose-escalation - No signs or symptoms of VLS observed through 1.4 mg / kg (dose level five) - Currently dosing patients at 2.8 mg/kg (dose level six) • Robust tumor-selective increases in CD8+ effector T cells observed in two patients following XTX202 treatment * • Patients received up to 13 cycles of treatment to date in Phase 1 monotherapy dose escalation • Phase 2 open and dosing patients at initial RP2D of 1.4 mg/kg * Patients had an optional on-treatment tumor biopsy and were the only two patients treated with XTX202 for whom a tumor biopsy analysis was available as of March 1, 2023. Q3 2023 • Anticipate reporting preliminary anti-tumor activity, PK/PD, and safety data in ~15-20 evaluable patients treated at 1 mg/kg or higher from Phase 1/2 trial

40 Anticipated Data Anticipated Preliminary Clinical Data for XTX202 in Q3 2023 * Target ORR similar to aldesleukin of ~10-15% • ~15-20 evaluable patients treated at 1 mg/kg or higher across all cohorts in Part 1A/B and Part 2A/B • Safety • PK / PD • Anti-tumor activity (ORR) *

41 Multiple Combination Opportunities Enabled by XTX202 Properties: Tumor-Activated, Well-Tolerated Preclinically and Clinically-Validated Target Monoclonal antibodies (Checkpoint inhibitors; ADCC-inducing mAbs; T-cell engagers) Other pro-inflammatory cytokines (IL-12; IL-18) Cell therapies (TIL, T-cell receptor (TCR)) XTX202 (IL-2) Cancer vaccines XTX202’s novel proprietary design has potential for numerous combination opportunities

42 XTX301 Tumor -Activated IL -12

43 The Compelling Potential of IL-12 as a Therapeutic Agent • IL-12 has significant potential as a potent IO therapeutic agent in cold tumors • Poor tolerability has limited its clinical progress for decades • No currently approved IL-12 agents INFγ is a pleiotropic molecule with associated antiproliferative, pro-apoptotic and antitumor mechanisms. Th1-type cytokines tend to produce the proinflammatory responses responsible for killing intracellular parasites and for perpetuating autoimmune responses. INFγ: interferon gamma; MTD: maximum tolerated dose; ng/kg: nanograms/kilogram. IL-12 Has Highly Compelling Biology for IO Applications Exquisitely potent stimulator of NK and T cell cytotoxicity and INFγ production Demonstrated single agent objective responses in patients, but poorly tolerated (MTD <500 ng/kg on repeat dosing) Capable of polarizing CD4 T-cells towards Th1 phenotype, thus driving cellular immunity against infection and cancer Robust INFγ induction results in broad remodeling of the TME towards a more immune-permissive environment

44 IL-12 Can Remodel Cold Tumor Microenvironment Towards a Pro-Inflammatory (Hot) State that Favors Anti-Tumor Immunity • CD8+ T cells and NK cells are abundant in tumor • Pro-inflammatory microenvironment • Improved prognosis and effective killing of tumor cells with immunotherapy treatment • Lack of CD8+ T cells and NK cells within tumor • Presence of immune suppressive cells (TREGs, MDSCs) • Poor response to checkpoint inhibitors Cold Tumor Hot Tumor Adapted from “Cold vs Hot Tumors”, by BioRender.com, 2022. Retrieved from https://app.biorender.com/biorender-templates Barraondo et al., Clin. Cancer Res., 2018. Nguyen et al., Front. Immunol., 2020. MDSC: myeloid-derived suppressor cells IL-12

45 XTX301: Tumor-Activated IL-12 Designed to Overcome the Limitations of Systemic Recombinant Human IL-12 Inactive State Active State MMP Activation Half-Life Extension Domain Masking Domain Effector Domain Cleavage Site Effector Activated XTX301: Domain • Optimized short half-life IL-12 (half-life extension domain not retained)

46 mXTX301 Demonstrated Dose-Dependent Anti-Tumor Activity Without Body Weight Loss In Vivo Tumor Growth Body Weight mXTX301 is a murine surrogate for XTX301. MC38 model: s.c. 0.5x106 cells; single IV dose of mXTX301 and mXTX302 on Day 0. Tumor growth data shown as mean±SEM. Tumor volume data was assessed by a two-way ANOVA followed by Bonferroni post hoc test on Day 11 compared to vehicle treated animals. ****p<0.0001 for all mXTX301 treatment groups. Body weight data are shown as mean ±SEM. A two-way ANOVA followed by Bonferroni post hoc test compared to vehicle treated animals was performed **p<0.005, ****p<0.0001. …without causing body weight loss High-dose mXTX301 demonstrated significant anti-tumor activity… Data Presented at New York Academy of Sciences’ Frontiers in Cancer Immunotherapy in May 2022

47 mXTX301 Induced Tumor-Specific Pharmacology In Vivo mXTX301 induced pro-inflammatory gene programs and broadly remodeled TME toward inflamed state mXTX301 induced specific T cell recruitment into the tumor with minimal peripheral effects CD45 CD3 CD4 CD8 0 2 4 6 Fold change over Vehicle Tumor Spleen ns ✱✱ ✱ ✱✱ Vehicle mXTX301 Day 4 Day 7 Day 4 Day 7 -2 -1 0 1 2 Gene mXTX301 is a murine surrogate for XTX301. Left panel: MC38 tumor bearing mice (n= 5 per group) were treated with a single IV dose of mXTX301 at 0.39 mg/kg or vehicle and immune cells were phenotyped using FACS. The number of cells for each immune phenotype was calculated per g of tissue and the ratio of cells after mXTX301 treatment to after vehicle treatment is presented as mean ± SD. Changes in the ratio of each cell type in spleen and tumor were assessed by an unpaired t test. *P < 0.05, **P < 0.005. Right panel: Tumors from mice treated with vehicle, 0.39 mg/kg mXTX301 were profiled by RNAseq. Left Heatmap: Color tracks with z-score-transformed relative expression of each gene across samples (blue, under-expression compared to the mean; red: over-expression compared to the mean). Right Heatmap: Color shows significance (-log10 Fisher_PVal) of pathway enrichment (rows are pathways or gene-sets).

48 mXTX301 was Preferentially Activated in Tumors vs. Plasma In Vivo mXTX301 demonstrated tumor-specific activation in vivo mXTX301 treatment resulted in cleavage-dependent enhancement in activity vs non-activatable control mXTX301 is a murine surrogate for XTX301. Left panel: Mice bearing MC38 syngeneic colorectal carcinoma tumors were dosed with mXTX301 (murine surrogate for XTX301), and the percent activated drug was measured over time in tumors and plasma. Right panel: Mice bearing MC38 syngeneic colorectal carcinoma tumors were dosed once with mXTX301 or a non-activatable control and tumor growth was monitored over time. 0 5 10 15 0 500 1000 1500 2000 2500 3000 Days post-treatment start Tumor volume (mm³ + SEM) 0.039 mg/kg Vehicle 0.039 mg/kg Non-Activatable Control mXTX301 24 48 72 0 1 2 3 4 Timepoint (hours) Fold Active Drug in Tumor vs Plasma (Avg) Tumor-specific activation

49 XTX301 Preclinical Data Support Potential for Broad Therapeutic Index • XTX301 was tolerated at doses up to 2.0 mg/kg Q1W x4 in NHP (HNSTD) • mXTX301 induced tumor regressions in murine model following a single dose of 0.13 mg/kg HNSTD: highest non-severely toxic dose; Q1W: once every week. 0 24 48 72 96 120 144 168 1 10 100 1000 10000 Timepoint (hours) Drug Exposure AUC 0-168h (hr*μg/ml) Tolerable exposure in NHP (HNSTD) Exposure range for anti-tumor activity Tumor regressions Tumor growth inhibition Therapeutic index Compound In Vivo Model Dose (mg/kg) AUC0-168 (hr*μg/mL) Estimated Therapeutic Index (AUCSafety / AUCActivity) mXTX301 Anti-tumor activity (murine) 0.13 37.8 67 XTX301 Safety (NHP) 2.0 2540

50 Clinical Development Plans for XTX301 MSI: microsatellite instability; μg: micrograms. Potential to consider combination of XTX202 (IL-2) + XTX301 (IL-12) Part 1A Monotherapy Dose-Escalation Advanced Solid Tumors Part 1B — 1 Monotherapy PD Cohort “Hot Tumors” Part 1B — 2 Monotherapy PD Cohort “Cold Tumors” Backfill Cohort Part 1C Combination with PD(L)-1 Dose-Escalation Advanced Solid Tumors Phase 2 XTX301 Monotherapy Head and Neck Cancer and NSCLC Phase 2 XTX301+PD(L)-1 in MSS CRC or Pancreatic Cancer Current dose level: 5μg/kg (0.005 mg/kg) Potential to Explore Additional Phase 2 Trials for XTX301 in Combination with an anti-PD-(L)1: NSCLC, Head and Neck, Melanoma, TNBC, MSI-High CRC, Prostate, Ovarian, Pancreas, MSS CRC Indicates potential future cohort or trial

51 XTX301 Progress and Anticipated 2023 Clinical Milestones • Demonstrated dose-dependent anti-tumor activity without significant body weight loss in vivo • Preferentially activated in tumors vs plasma in vivo • Preferentially activated in human patient tumors vs. plasma ex vivo • Phase 1 initiated at starting dose of 5μg/kg (0.005 mg/kg) Q3W - 10x higher than the MTD for recombinant human IL-12 of 0.5 μg/kg (1) 1. Portielje et al. Clin Cancer Res. 1999 Dec;5(12):3983-9. • Anticipate reporting preliminary Phase 1 safety data into at least the third dose level in Q4 2023 Q4 2023

52 Preclinical Proof-of-Concept Human Translational Proof-of-Concept Peripheral Masking In Clinic Tumor-Activation in Clinic Clinical Anti-Tumor Activity XTX101 (Anti-CTLA-4) Phase 1A Dosing Complete Phase 1B Dosing XTX202 (IL-2) Phase 2 Dosing XTX301 (IL-12) Phase 1A Dosing Multifunctional (PD-1/IL-2) Research Program Executing on Our Vision to Deliver Tumor-Activated Immuno-Oncology Therapies Created Through Our Unique and Efficient Design Process Anticipated Q3 2023 Anticipated Q4 2023

53 Xilio is Positioned for Multiple Anticipated Clinical Milestones in 2023 XTX101 (Anti-CTLA-4) Reported Clinical Data Preliminary anti-tumor activity, safety and PK/PD data from Phase 1 trial (monotherapy) XTX202 (IL-2) Initiated Clinical Trial Enrollment in Phase 2 trial (monotherapy) XTX202 (IL-2) Plan to Report Clinical Data Preliminary anti-tumor activity, safety and PK/PD data in ~15-20 evaluable patients from Phase 1/2 trial (monotherapy) XTX301 (IL-12) Plan to Report Clinical Data Preliminary safety data from Phase 1 trial into 3 rd dose level (monotherapy dose-escalation) Anticipate existing cash and cash equivalents will be sufficient to fund operating expenses and capital expenditure requirements into the end of Q2 2024 Q3 2023 Q4 2023 Q2 2023

54 Xilio is working to deliver highly potent, localized immunotherapies in cancer and beyond Xilio Therapeutics is a Differentiated IO Company with a Proprietary Tumor-Activated Platform and the Team to Deliver Patient Portrayal